UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006


                               SHELRON GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                0-31176          04-2968425
   ----------------------------    ------------    -------------------
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)

                                   29 BROADWAY
                               NEW YORK, NY 10006
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 836-4041


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a)


      Subsequent to the issuance of the Company's December 31, 2005 audited consolidated financial statements, and based upon a further evaluation of the factors utilized in determining certain presentations in such financial statements, the Company has determined as follows:

      (a) In January 2005, the Company issued 18,500,000 shares of the Company's common stock to an accredited investor in exchange for gross proceeds in the amount of $1,500,000. Such shares were subject to registration penalties commencing June 7, 2005 and ending on April 24, 2006, the date on which such penalties were eliminated. As of April 24, 2006, the issuance of such shares should have been classified as part of the Company's permanent shareholders' equity. Accordingly, interim quarterly condensed financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 are being restated in amended Form 10-QSB filings for such periods, so as to reflect temporary equity in connection with the shares issued, until April 24, 2006, the date such shares should be classified as part of the Company's permanent shareholders' equity.

      (b) Revenues recognized from the consulting and management of advertising campaigns as provided by the Company during the three month periods ended September 30, 2005 and June 30, 2005, in the amounts of $27,500 and $45,000, respectively, should have been deferred until such amounts were actually collected by the Company which occurred during the first and second quarters of year 2006. Accordingly, the amended Form 10-QSB filings for the periods ended June 30, 2005 and September 30, 2005, also contain restatements of the interim quarterly condensed financial statements which reflect a decrease of revenues and an increase in net losses, in such respective amounts, in connection with the revenue which has been deferred.

      The Company's Board of Directors has discussed the matters disclosed in this filing with the Company's previous independent auditors.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 20, 2006                          Shelron Group, Inc
                                                --------------------------------
                                                (Registrant)

                                                /s/ Eliron Yaron
                                                --------------------------------
                                                Eliron Yaron, Chairman